All-American Term Trust Inc.                                       Annual Report


                                                                  March 15, 2002

Dear Shareholder,

We present you with the annual report for the All-American Term Trust Inc. for the fiscal year ended January 31, 2002.


[sidebar]
All-American
Term Trust Inc.

INVESTMENT OBJECTIVE:
High level of current income, consistent with capital preservation. The Trust will terminate on or about January 31, 2003.

PORTFOLIO MANAGERS/SUBADVISOR:
Thomas L. Pappas
Timothy E. Smith
Wellington Management Company, LLP

COMMENCEMENT:
March 1, 1993

NYSE SYMBOL:
AAT

DIVIDEND PAYMENTS:
Monthly
[end sidebar]

Q&A WITH PORTFOLIO MANAGERS THOMAS PAPPAS AND TIMOTHY SMITH
--------------------------------------------------------------------------------
HOW DID THE TRUST PERFORM FOR THE FISCAL YEAR ENDED JANUARY 31, 2002?

The All-American Term Trust Inc. returned 5.4% (based on market price; 3.3% based on net asset value) for the fiscal year, underperforming its benchmark, the Lehman 1-3 Year Government/Credit Index, which returned 7.6% during the same period.

TO WHAT DO YOU ATTRIBUTE THE TRUST'S UNDERPERFORMANCE DURING THE PERIOD?

Duration played a role in performance during the last year. The Trust's duration, in part due to its maturity in January 2003, was shorter than that of its peers. During the fiscal year, as interest rates declined sharply, longer-duration securities outperformed shorter-duration securities. Credit quality of selective issues was also a factor during the period. Although we sold our stake in Enron at a premium in August before the company's problems became evident, we held an Enron-linked corporate note, Osprey Trust. We sold this position at a loss after it was downgraded in November.

WHAT EVENTS HAD AN IMPACT ON YOUR MARKET DURING THE REPORTING PERIOD?

A deteriorating economy and the events of September 11 had the greatest impact. In response to these events, the Federal Reserve (the "Fed") aggressively lowered rates throughout the calendar year, lowering the federal funds rate to a historic low of 1.75% at year's end. In 2001, the Fed slashed rates 11 times for a total of 4.75% in response to weakness in manufacturing, a jump in inventories and faltering business and consumer confidence. The economy, which declined 1.3% during the third quarter as measured by the Gross Domestic Product, adversely impacted credit markets. Ratings downgrades made headlines throughout the second half of the year, increasing investors' appetites for "safe haven" credits.

HOW DID YOU POSITION THE TRUST DURING THESE DIFFICULT TIMES?

With the Trust's January 2003 maturity date in mind, we shortened duration and sought an extra degree of credit quality. It will become increasingly difficult to reinvest cash in securities that offer yields competitive with the one to sthree year maturity range of the benchmark. We will continue to invest in securities whose maturities are commensurate with the maturity date of the Trust. With respect to sectors, we continued to favor finance, utilities and mortgage-backed securities. During the period, we purchased debt from Hartford Financial Services (1.4%), Wachovia Corp. (1.4%) and MBNA (1.8%) in the finance sector.*

* Weightings represent percentages of net assets as of January 31, 2002. The Trust is actively managed and its composition will vary over time.

Annual Report                                       All-American Term Trust Inc.


WHAT IS YOUR OUTLOOK FOR 2002 AND HOW DO YOU PLAN TO POSITION THE TRUST DURING THE NEXT PERIOD?

We believe that the weeks surrounding September 11, 2001 will prove to be the low point of the economic downturn, and that we are currently undergoing an economic recovery, which began late in the fourth quarter of 2001. This recovery, however, may not be robust during the first half of this year. We believe the Fed will hold interest rates steady at least through the first half of 2002, preferring to sit on the sidelines as an economic recovery builds momentum. We look for broader economic recovery to take shape during the second half of the year, bringing higher interest rates with it. With the Trust's maturity date nearing, we will focus on short-term quality holdings.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS, PERIODS ENDED 1/31/02

NET ASSET VALUE RETURNS
--------------------------------------------------------------------------------
6 Months                                                        0.23%
1 Year                                                          3.31
5 Years                                                         2.86
Since Inception 3/1/93*                                         4.77
--------------------------------------------------------------------------------

MARKET PRICE RETURNS
--------------------------------------------------------------------------------
6 Months                                                        1.38%
1 Year                                                          5.44
5 Years                                                         5.82
Since Inception 3/1/93*                                         5.22
--------------------------------------------------------------------------------

LEHMAN 1-3 YEAR GOVERNMENT/CREDIT INDEX
--------------------------------------------------------------------------------
6 Months                                                        3.26%
1 Year                                                          7.57
5 Years                                                         6.67
Since Inception 3/1/93*                                         6.03
--------------------------------------------------------------------------------

* Index return is as of nearest month-end of Fund inception: February 28, 1993.

Returns do not reflect any commissions and are not representative of the performance of an individual investment. The Trust's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. Past performance is no guarantee of future results. NAV and market price returns for periods of less than one year are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates.

All-American Term Trust Inc.                                       Annual Report


SHARE PRICE, DIVIDEND AND YIELD                              1/31/02
--------------------------------------------------------------------------------
Net Asset Value Per Share                                     $12.33
Market Price Per Share                                        $12.20
January 2002 Dividend                                         $ 0.0400
Market Yield                                                    3.93%
NAV Yield                                                       3.89%
IPO Yield                                                       3.20%
--------------------------------------------------------------------------------

Market yield is calculated by multiplying the January dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the January dividend by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the January dividend by 12 and dividing by the initial public offering price. Prices and yields will vary. The Trust is actively managed and its portfolio composition will vary over time.

PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*                       1/31/02       7/31/01
--------------------------------------------------------------------------------
Weighted Average Maturity                         1.3 yrs.      1.7 yrs.
Effective Duration                                0.8 yrs.      1.2 yrs.
Net Assets ($mm)                                   $147.5        $156.3
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*                   1/31/02
--------------------------------------------------
Investment Grade Corporates                71.6%
U.S. Mortgage-Backed Securities            11.6
Asset-Backed Securities                     7.8
Noninvestment Grade Corporates              6.8
Other Assets in Excess of Liabilities       1.3
Cash Equivalents                            0.9
--------------------------------------------------
Total                                     100.0%


                                         7/31/01
--------------------------------------------------
Investment Grade Corporates                70.6%
U.S. Mortgage-Backed Securities            12.0
Asset-Backed Securities                     7.9
Noninvestment Grade Corporates              7.4
U.S. Agencies                               0.9
Other Assets in Excess of Liabilities       0.8
Cash Equivalents                            0.3
Equities                                    0.1
--------------------------------------------------
Total                                     100.0%


TOP FIVE SECTORS*                        1/31/02
--------------------------------------------------
Financial Services                         25.6%
Energy/Utilities                           13.7
U.S. Mortgage-Backed Securities            11.6
Cable/Media                                 8.9
Asset-Backed Securities                     7.8
--------------------------------------------------
Total                                      67.6%

                                         7/31/01
--------------------------------------------------
Financial Services                         20.3%
Energy/Utilities                           13.7
U.S. Mortgage-Backed Securities            12.0
Cable/Media                                 8.4
Asset-Backed Securities                     7.9
--------------------------------------------------
Total                                      62.3%

* Weightings represent percentages of net assets as of the dates indicated. The Trust is actively managed and its composition will vary over time.

Annual Report                                       All-American Term Trust Inc.


CREDIT QUALITY*                       1/31/02                            7/31/01
--------------------------------------------------------------------------------
AAA                                     11.2%  AAA                          8.1%
AA                                       1.9   AA                           1.8
A                                       25.1   A                           27.4
BBB                                     42.1   BBB                         41.3
BB                                       4.0   BB                           4.7
B                                        2.8   B                            2.6
Treasury/Agency                         11.6   Treasury/Agency             12.9
Other Assets in Excess of Liabilities    1.3   Non-Rated and Other Assets   1.2
                                                 in Excess of Liabilities
--------------------------------------------------------------------------------
Total                                  100.0%  Total                      100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Trust is actively managed and its composition will vary over time.


Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on All-American Term Trust Inc. or a fund in the Brinson Family of Funds, please contact your financial advisor or visit us at www.brinsonadvisors.com.


Sincerely,

/s/ Brian M. Storms
Brian M. Storms
President
All-American Term Trust Inc.


/s/ Thomas L. Pappas
Thomas L. Pappas
Portfolio Manager,
All-American Term Trust Inc.
Wellington Management Company, LLP

/s/ Timothy E. Smith
Timothy E. Smith
Portfolio Manager,
All-American Term Trust Inc.
Wellington Management Company, LLP


This letter is intended to assist shareholders in understanding how the Trust performed during the fiscal year ended January 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

ALL-AMERICAN TERM TRUST INC.


PORTFOLIO OF INVESTMENTS                                        JANUARY 31, 2002


PRINCIPAL
 AMOUNT                                                                          MATURITY    INTEREST
 (000)                                                                             DATES       RATES            VALUE
--------                                                                         ----------  --------       ---------------
COLLATERALIZED MORTGAGE OBLIGATION - 0.14%
$ 2,105    FNMA Trust 1993-41, Class H* (cost - $200,662) ......................   03/25/23    7.000%       $       199,571
                                                                                                            ---------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 7.19%
  1,100    FHLMC ...............................................................   06/01/03    6.000              1,125,369
  9,235    FHLMC ARM ...........................................................   02/01/22    6.808              9,481,728
                                                                                                            ---------------
Total Federal Home Loan Mortgage Corporation Certificates (cost - $10,629,366)..                                 10,607,097
                                                                                                            ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 4.22%
  4,605    FNMA ARM ............................................................   11/01/23    6.905              4,763,853
  1,400    FNMA ................................................................   04/15/03    5.750              1,452,066
                                                                                                            ---------------
Total Federal National Mortgage Association Certificates (cost - $6,130,874)....                                  6,215,919
                                                                                                            ---------------

CORPORATE BONDS - 78.41%
AUTOMOTIVE - 0.68%
  1,000    Hertz Corp. .........................................................   01/15/03    6.000              1,008,401
                                                                                                            ---------------

BANKING - 6.47%
  2,250    Bank One Corp. MTN ..................................................   10/01/02    6.375              2,309,398
  2,000    PNC Funding Corp. ...................................................   03/01/03    6.875              2,082,856
  1,300    Popular N.A., Inc. MTN ..............................................   10/27/02    6.625              1,328,938
  2,300    Providian National Bank .............................................   03/15/03    6.700              1,744,209
  2,000    Wachovia Corp. ......................................................   11/15/02    8.000              2,078,740
                                                                                                            ---------------
                                                                                                                  9,544,141
                                                                                                            ---------------

BROKER/DEALER - 4.20%
  2,000    Goldman Sachs Group, Inc. MTN** .....................................   02/01/03    6.250              2,066,860
  4,000    Lehman Brothers Holdings, Inc. ......................................   04/01/03    6.250              4,123,880
                                                                                                            ---------------
                                                                                                                  6,190,740
                                                                                                            ---------------

CABLE - 4.12%
  4,000    Adelphia Communications Corp. .......................................   10/01/02    9.250              4,010,000
  2,000    Tele-Communications, Inc. ...........................................   01/15/03    8.250              2,068,980
                                                                                                            ---------------
                                                                                                                  6,078,980
                                                                                                            ---------------

CHEMICALS - 1.76%
  2,500    Praxair, Inc. .......................................................   03/01/03    6.750              2,588,850
                                                                                                            ---------------


COMMUNICATIONS/SATELLITE - 1.15%
  1,700    PanAmSat Corp. ......................................................   01/15/03    6.000              1,701,853
                                                                                                            ---------------

COMPUTER SOFTWARE & SERVICES - 0.86%
  1,250    Computer Associates International, Inc. .............................   04/15/03    6.250              1,263,813
                                                                                                            ---------------


ENERGY - 5.91%
  2,000    ENSERCH Corp. .......................................................   01/01/03    6.250              2,043,898
  4,500    KN Energy, Inc. .....................................................   03/01/03    6.450              4,611,690
  2,000    R&B Falcon Corp. ....................................................   04/15/03    6.500              2,055,980
                                                                                                            ---------------
                                                                                                                  8,711,568
                                                                                                            ---------------

ALL-AMERICAN TERM TRUST INC.


  PRINCIPAL
   AMOUNT                                                              MATURITY             INTEREST
   (000)                                                                 DATES               RATES             VALUE
------------                                                    ---------------------- ----------------- -----------------
CORPORATE BONDS - (CONTINUED)
FINANCE - 14.90%
 $      200  American General Finance Corp. ...................       01/15/03          5.900%            $      205,308
      2,750  Associates Corp. N.A. ............................       04/15/03          6.000                  2,841,850
      2,000  Caterpillar Financial Services Corp. .............       01/15/03          7.930                  2,097,934
      2,645  Countrywide Funding Corp. MTN ....................       01/15/03          6.280                  2,720,832
      2,500  Ford Motor Credit Co. ............................       01/15/03          7.500                  2,569,125
      4,000  General Motors Acceptance Corp. ..................       01/22/03          5.875                  4,071,800
      4,747  Heller Financial, Inc. ........................... 08/23/02 to 01/15/03    6.400 to 7.500         4,886,845
      2,500  MBNA Corp. MTN ...................................       11/15/02          6.875                  2,573,425
                                                                                                          --------------
                                                                                                              21,967,119
                                                                                                          --------------

FOOD & BEVERAGE - 1.39%
      2,000  Kellogg Co. ......................................       04/01/03          5.500                  2,046,720
                                                                                                          --------------

FOOD/RETAIL - 3.30%
      2,250  ConAgra Foods, Inc. ..............................       10/15/02          5.500                  2,287,372
      2,500  Fred Meyer, Inc. .................................       03/01/03          7.150                  2,582,950
                                                                                                          --------------
                                                                                                               4,870,322
                                                                                                          --------------

HOTELS, LODGING - 2.74%
      4,000  Hilton Hotels Corp. ..............................       07/15/02          7.700                  4,038,220
                                                                                                          --------------

INDUSTRIAL/VEHICLE PARTS - 1.38%
      2,000  Goodyear Tire & Rubber Co. .......................       03/15/03          8.125                  2,030,500
                                                                                                          --------------

INSURANCE - 5.78%
      2,500  Aon Corp. ........................................       10/01/02          7.400                  2,563,950
      1,500  CIGNA Corp. ......................................       01/15/03          7.400                  1,559,603
      2,025  Hartford Financial Services Group, Inc. ..........       11/01/02          6.375                  2,075,321
      2,250  Prudential Insurance Co. of America** ............       04/15/03          6.875                  2,317,342
                                                                                                          --------------
                                                                                                               8,516,216
                                                                                                          --------------

MEDIA - 4.79%
      4,300  News America Holdings, Inc. ......................       02/01/03          8.625                  4,485,588
      2,500  Viacom, Inc. .....................................       01/15/03          6.750                  2,580,275
                                                                                                          --------------
                                                                                                               7,065,863
                                                                                                          --------------

RETAIL - 1.40%
      2,000  Federated Department Stores, Inc. ................       10/15/02          8.125                  2,063,960
                                                                                                          --------------

SERVICE - 1.80%
      2,670  Browning Ferris Industries, Inc. .................       01/15/03          6.100                  2,629,950
      1,000  Premier Graphics, Inc. (1) .......................       12/01/05         11.500                     31,250
                                                                                                          --------------
                                                                                                               2,661,200
                                                                                                          --------------

ALL-AMERICAN TERM TRUST INC.


PRINCIPAL
 AMOUNT                                                                     MATURITY      INTEREST
 (000)                                                                       DATES         RATES            VALUE
---------                                                                  ------------  ----------     --------------
CORPORATE BONDS - (CONCLUDED)
STEEL/OIL - 3.13%
$    4,500    USX Corp. MTN ...............................................  08/05/02       7.990%      $    4,620,704
                                                                                                        --------------

TECHNOLOGY - 0.00%
     2,049    InterAct Systems, Inc. ** ++(2) .............................  08/01/03      14.000                    0
                                                                                                        --------------

TELECOMMUNICATION/SERVICES - 1.41%
     2,000    U.S. West Communications, Inc. MTN ..........................  01/21/03       7.100            2,078,792
                                                                                                        --------------

TOBACCO - 2.10%
     3,000    Philip Morris Cos., Inc. ....................................  01/15/03       7.250            3,095,400
                                                                                                        --------------

TRANSPORTATION-AIR FREIGHT - 4.53%
     5,500    Airborne Freight Corp. ......................................  12/15/02       8.875            5,639,535
     1,000    FedEx Corp. .................................................  02/12/04       6.625            1,033,210
                                                                                                        --------------
                                                                                                             6,672,745
                                                                                                        --------------

UTILITIES - 4.61%
     2,250    Dominion Resources, Inc. ....................................  01/31/03       6.000            2,305,575
     2,500    Georgia Power Co. ...........................................  01/31/03       5.750            2,560,295
     1,890    Niagara Mohawk Power Corp. ..................................  10/01/02       7.250            1,938,030
                                                                                                        --------------
                                                                                                             6,803,900
                                                                                                        --------------
Total Corporate Bonds (cost - $116,936,661) ...............................                                115,620,007
                                                                                                        --------------

ASSET-BACKED SECURITIES - 7.84%
     2,000    AESOP Funding II LLC, Series 1997-1A, Class A2 ** ...........  10/20/03       6.400            2,038,564
     2,500    BMW Vehicle Lease Trust, Series 2000-A, Class A3 ............  05/25/03       6.640            2,552,399
     3,000    Ford Credit Auto Owner Trust, Series 2000-B, Class A5 .......  04/15/04       7.070            3,095,237
     2,455    Ford Credit Auto Owner Trust, Series 2000-D, Class A5 .......  01/15/05       7.150            2,551,158
     1,290    Huntington Auto Trust, Series 2000-A, Class A3 ..............  07/15/04       7.330            1,321,401
                                                                                                        --------------
Total Asset-Backed Securities (cost - $11,288,257) ........................                                 11,558,759
                                                                                                        --------------

NUMBER OF
 SHARES
---------
COMMON STOCKS (a) - 0.00%
COMMERCIAL SERVICES & SUPPLIES - 0.00%
   100,500    Waste Systems International, Inc.++ (2) .....................                                          0
                                                                                                        --------------
ENERGY - 0.00%
  89,505      Orion Refining Corp. ++ (2) .................................                                          0
                                                                                                        --------------
Total Common Stocks (cost - $843,625)......................................                                          0
                                                                                                        --------------
NUMBER OF
WARRANTS
---------
WARRANTS (a) - 0.00%
GENERAL INDUSTRIAL - 0.00%
   2,000      Sabreliner Corp. ++ (2) (cost - $40,000) ....................                                          0
                                                                                                        --------------

ALL-AMERICAN TERM TRUST INC.

PRINCIPAL
 AMOUNT                                                                              MATURITY    INTEREST
 (000)                                                                                 DATE        RATE          VALUE
---------                                                                           ----------  ----------  --------------
REPURCHASE AGREEMENT - 0.94%
$  1,393    Repurchase Agreement dated 01/31/02 with BNP Paribas,
               collateralized by $1,025,000 U.S. Treasury Bond, 9.000%, due
               11/15/18 (value - $1,420,861); proceeds: $1,393,073
               (cost - $1,393,000) .............................................      02/01/02     1.890%   $    1,393,000
                                                                                                            --------------
Total Investments (cost - $147,462,445) - 98.74% ...............................                               145,594,353
Other assets in excess of liabilities - 1.26% ..................................                                 1,855,997
                                                                                                            --------------
Net Assets - 100.00% ...........................................................                            $  147,450,350
                                                                                                            ==============

------------
* Planned amortization class interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns outside a designated range. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold only in transactions exempt from registration, normally to qualified institutional buyers.
++       Illiquid securities representing 0.00% of net assets.
(a)      Non-income producing securities.
(1)      Bond interest is in default.
(2) Security is being fair valued by a management committee under the direction of the board of directors.
ARM Adjustable Rate Mortgage. The interest rate shown is the current rate at January 31, 2002.
MTN      Medium Term Note.


                See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                  JANUARY 31, 2002



ASSETS:
Investment in securities, at value (cost - $147,462,445)................................   $ 145,594,353
Cash ...................................................................................             764
Interest receivable ....................................................................       2,309,479
Other assets ...........................................................................           2,055
                                                                                           -------------
Total assets ...........................................................................     147,906,651
                                                                                           -------------

LIABILITIES:
Payable to investment manager and administrator ........................................         113,413
Payable for shares of capital stock repurchased ........................................          36,450
Accrued expenses and other liabilities .................................................         306,438
                                                                                           -------------
Total liabilities ......................................................................         456,301
                                                                                           -------------

NET ASSETS:
Capital stock - $0.001 par value; 100,000,000 shares authorized;
  11,957,267 shares issued and outstanding..............................................     184,366,727
Undistributed net investment income ....................................................      11,261,449
Accumulated net realized loss from investment transactions .............................     (46,309,734)
Net unrealized depreciation of investments .............................................      (1,868,092)
                                                                                           -------------
Net assets applicable to shares outstanding ............................................   $ 147,450,350
                                                                                           =============
Net asset value per share ..............................................................          $12.33
                                                                                                  ======



                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF OPERATIONS

                                                                                  FOR THE
                                                                                 YEAR ENDED
                                                                              JANUARY 31, 2002
                                                                             -----------------
INVESTMENT INCOME:
Interest .................................................................     $ 10,706,536
                                                                               ------------

EXPENSES:
Investment management and administration .................................        1,401,096
Excise tax ...............................................................          169,425
Professional fees ........................................................          110,633
Custody and accounting ...................................................           93,461
Reports and notices to shareholders ......................................           60,237
Transfer agency fees .....................................................           13,881
Directors' fees ..........................................................            7,795
Other expenses ...........................................................           46,311
                                                                               ------------
                                                                                  1,902,839
                                                                               ------------
NET INVESTMENT INCOME ....................................................        8,803,697
                                                                               ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized loss from investment transactions ...........................       (6,662,597)
Net change in unrealized appreciation/depreciation of investments ........        2,847,801
                                                                               ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES ..............       (3,814,796)
                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................     $  4,988,901
                                                                               ============



                 See accompanying notes to financial statements
10

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                    FOR THE YEARS ENDED
                                                                                                        JANUARY 31,
                                                                                             ----------------------------------
                                                                                                   2002              2001
                                                                                             ---------------   ----------------
FROM OPERATIONS:
Net investment income ....................................................................    $   8,803,697     $  10,600,078
Net realized losses from investment transactions .........................................       (6,662,597)      (14,415,887)
Net change in unrealized appreciation/depreciation of investments ........................        2,847,801         5,521,619
                                                                                              -------------     -------------
Net increase in net assets resulting from operations .....................................        4,988,901         1,705,810
                                                                                              -------------     -------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ....................................................................       (7,349,374)       (9,407,430)
                                                                                              -------------     -------------
CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased ...............................................................      (11,473,610)       (9,477,894)
                                                                                              -------------     -------------
Net decrease in net assets ...............................................................      (13,834,083)      (17,179,514)

NET ASSETS:
Beginning of year ........................................................................      161,284,433       178,463,947
                                                                                              -------------     -------------
End of year (including undistributed net investment income of $11,261,449 and
 $9,697,387, respectively) ...............................................................    $ 147,450,350     $ 161,284,433
                                                                                              =============     =============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     All-American Term Trust Inc. (the "Trust") was incorporated in Maryland on November 19, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Valuation of Investments-The Trust calculates its net asset value based on the current market value, where available, for its portfolio securities. The Trust normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors"), the investment manager and administrator of the Trust. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

     Repurchase Agreements-The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Trust occasionally participates in joint repurchase agreement transactions with other funds managed or advised by Brinson Advisors.

     Investment Transactions and Investment Income-Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Reverse Repurchase Agreements-The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Trust did not enter into any reverse repurchase agreements during the year ended January 31, 2002.

     Dollar Rolls-The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds on the initial sale and by fee income or a lower repurchase price. The Trust did not enter into any dollar roll transactions during the year ended January 31, 2002.

     Dividends and Distributions-Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

     On or about January 31, 2003, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts owed on any outstanding borrowings by the Trust.


CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.


INVESTMENT MANAGER AND ADMINISTRATOR, SUB-ADVISOR

     The Board has approved an investment management and administration contract ("Management Contract") with Brinson Advisors, under which Brinson Advisors serves as investment manager and administrator of the Trust. In accordance with the Management Contract, the Trust pays Brinson Advisors an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.90% of the Trust's average weekly net assets.

     Brinson Advisors has entered into a sub-advisory contract ("Sub-Advisory Contract") with Wellington Management Company, LLP ("Wellington") dated February 8, 2001, pursuant to which Wellington serves as the investment sub-advisor for the Trust. Under the Sub-Advisory Contract, Brinson Advisors (not the Trust) is obligated to pay Wellington a fee, computed weekly and paid monthly at the annual rate of 0.30% of the first $50 million of the value of the Trust's average weekly net assets, 0.25% of such net assets in excess of $50 million but not in excess of $100 million, and 0.15% of such net assets in excess of $100 million.

CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value common stock authorized and 11,957,267 shares outstanding at January 31, 2002. For the year ended January 31, 2002, the Trust repurchased 936,600 shares of its common stock at an average market price per share of $12.20 and a weighted average discount from net asset value of 2.51%. For the period May 23, 2000 (commencement of repurchase program) through January 31, 2001, the Trust repurchased 812,800 shares of its common stock at an average market price per share of $11.61 and a weighted average discount from net asset value of 6.05%. At January 31, 2002, paid-in-capital has been reduced by the cost of $11,473,610 of capital stock repurchased.

FEDERAL TAX STATUS

     For federal income tax purposes, at January 31, 2002, the components of net unrealized depreciation of investments were as follows:

  Gross depreciation (investments having an excess of cost over value)    $ (4,575,581)
  Gross appreciation (investments having an excess of value over cost)       2,650,286
                                                                          ------------
  Net unrealized depreciation of investments ..........................   $ (1,925,295)
                                                                          ============

     For the year ended January 31, 2002, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $38,956,788 and $49,959,135, respectively.

     The Trust intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income tax is required.

     The tax character of distributions paid during the fiscal years ended January 31, 2002 and 2001 were as follows:


                                                        2002            2001
                                                     ------------   ------------
   Distributions paid from:
   Ordinary income ...............................   $  7,349,374   $  9,407,430
                                                     ------------   ------------
   Total distributions paid ......................   $  7,349,374   $  9,407,430
                                                     ============   ============

     At January 31, 2002 the components of accumulated earnings (deficit) on a tax basis were as follows:


   Undistributed ordinary income .................   $  4,968,061
                                                     ------------
   Accumulated earnings ..........................      4,968,061
   Acccumulated capital and other losses .........    (46,252,530)
   Unrealized depreciation .......................     (1,925,295)
                                                     ------------
   Total accumulated deficit .....................   $(43,209,764)
                                                     ============

     The differences between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

FEDERAL TAX STATUS (CONCLUDED)


     At January 31, 2002, the Portfolio had a net capital loss carryforward of $41,394,881 which will expire upon termination of the Trust on or about January 31, 2003. The loss carryforward is available as a reduction to the extent provided in the regulations, of any net realized capital gains. To the extent that such losses are used to offset future capital gains, such gains will not be distributed. In accordance with U.S. Treasury Regulations, the Trust has elected to defer $4,857,649 of realized capital losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on February 1, 2002.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended January 31, 2002, the Trust's undistributed net investment income was increased by $109,739, and capital stock was decreased by $109,739.

ALL-AMERICAN TERM TRUST INC.

FINANCIAL HIGHLIGHTS


Selected data for a share of common stock outstanding throughout each year is presented below:


                                                                               FOR THE YEARS ENDED  JANUARY 31,
                                                                     ---------------------------------------------------------
                                                                      2002         2001*         2000        1999        1998
                                                                     ------       ------        ------      ------      ------
Net asset value, beginning of year .............................     $12.51       $13.02        $13.90      $15.09      $14.54
                                                                     ------       ------        ------      ------      ------
Net investment income ..........................................       0.74         0.82          0.99        1.09        1.15
Net realized and unrealized gains (losses) from investment
  transactions .................................................      (0.35)       (0.66)        (1.00)      (1.29)       0.42
                                                                     ------       ------        ------      ------      ------
Net increase (decrease) from investment operations .............       0.39         0.16         (0.01)      (0.20)       1.57
                                                                     ------       ------        ------      ------      ------
Dividends from net investment income ...........................      (0.59)       (0.71)        (0.87)      (0.99)      (1.02)
                                                                     ------       ------        ------      ------      ------
Net increase in net asset value resulting from repurchase
  of common stock ..............................................       0.02         0.04             -           -           -
                                                                     ------       ------        ------      ------      ------
Net asset value, end of year ...................................     $12.33       $12.51        $13.02      $13.90      $15.09
                                                                     ======       ======        ======      ======      ======
Market value, end of year ......................................     $12.20       $12.14        $11.88      $13.13      $14.06
                                                                     ======       ======        ======      ======      ======
Total investment return (1) ....................................       5.44%        8.53%        (2.99)%      0.31%      18.93
                                                                     ======       ======        ======      ======      ======
Ratios/Supplemental data:
Net assets, end of year (000's) ................................   $147,450     $161,284      $178,464    $190,498    $206,812
Expenses to average net assets .................................       1.22%        1.54%+        1.45%+      1.09%       1.10%
Net investment income to average net assets ....................       5.66%        6.40%         7.39%       7.50%       7.81%
Portfolio turnover rate ........................................         26%         247%**        320%**      337%**      398%**


------------
* On October 10, 2000, Wellington Management Company, LLP began serving as the Trust's Sub-Advisor.
** These ratios include dollar roll transactions. If such transactions were excluded from purchases and sales, the portfolio turnover rates would be 45%, 27%, 70%, and 129% for the fiscal years ended January 31, 2001, 2000, 1999 and 1998, respectively.
+ These ratios include 0.38% and 0.36% related to interest expense for the years ended January 31, 2001 and 2000, respectively, which represents the cost of leverage to the Trust.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

ALL-AMERICAN TERM TRUST INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
All-American Term Trust Inc.

     We have audited the accompanying statement of assets and liabilities of All-American Term Trust Inc. (the "Trust"), including the portfolio of investments, as of January 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of January 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All-American Term Trust Inc. at January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP




New York, New York
March 15, 2002

ALL-AMERICAN TERM TRUST INC.

GENERAL INFORMATION (unaudited)

THE TRUST

     All-American Term Trust Inc. (the "Trust") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in conjunction therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. The Trust will be managed in an effort to return the initial offering price of $15.00 per share and will normally be invested in a diversified portfolio of investment grade and high-yield corporate bonds, mortgage-backed securities and triple-A rated zero coupon municipal bonds. The Trust's investment manager and administrator is Brinson Advisors, Inc., an indirect wholly owned asset management subsidiary of UBS AG, which had over $78.4 billion in assets under management as of February 28, 2002. Wellington Management Company, LLP., is sub-advisor to the Trust.

SHAREHOLDER INFORMATION

     The Trust's NYSE trading symbol is "AAT". Comparative net asset value and market price information about the Trust is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as in numerous other publications.

DIVIDEND REINVESTMENT PLAN

     The Trust's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber, Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the shareholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the

ALL-AMERICAN TERM TRUST INC.

GENERAL INFORMATION (unaudited) (concluded)

DIVIDEND REINVESTMENT PLAN (concluded)

reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

ALL-AMERICAN TERM TRUST INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS


     The Fund is governed by a Board of Directors which oversees each portfolio's operations and each of whom serves a one year term of office. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director's or Officer's principal occupations during the last five years, the number of funds in the Brinson Family of Funds overseen by the Director or Officer, and other directorships held by such Director or Officer.

     The Fund's Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling 1-800-647-1568.

INTERESTED DIRECTORS

                                        POSITION(S)                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                       HELD WITH THE                   NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                      FUND; LENGTH OF                          OVERSEEN BY DIRECTOR;
      NAME, ADDRESS AND AGE             TIME SERVED                    OTHER DIRECTORSHIPS HELD BY DIRECTOR
--------------------------------   ---------------------   ------------------------------------------------------------
 Margo N. Alexander*+; 55          Director since 1996     Mrs. Alexander is an executive vice president of UBS
                                                           PaineWebber (since March 1984). She was chief executive
                                                           officer of Brinson Advisors from January 1995 to October
                                                           2000, a director (from January 1995 to September 2001)
                                                           and chairman (from March 1999 to September 2001). Mrs.
                                                           Alexander is a director or trustee of 22 investment
                                                           companies (consisting of 46 portfolios) for which Brinson
                                                           Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

 E. Garrett Bewkes, Jr.*+; 75          Director and        Mr. Bewkes serves as a consultant to UBS PaineWebber
                                     Chairman of the       (since May 1999). Prior to November 2000, he was a
                                    Board of Directors     director of Paine Webber Group Inc. ("PW Group", formerly
                                        since 1993         the holding company of UBS PaineWebber and Brinson
                                                           Advisors) and prior to 1996, he was a consultant to PW
                                                           Group. Prior to 1988, he was chairman of the board,
                                                           president and chief executive officer of American Bakeries
                                                           Company. Mr. Bewkes is a director of Interstate Bakeries
                                                           Corporation. Mr. Bewkes is a director or trustee of 34
                                                           investment companies (consisting of 58 portfolios) for
                                                           which Brinson Advisors, UBS PaineWebber or one of their
                                                           affiliates serves as investment advisor, sub-advisor or
                                                           manager.


------------
+ Mr. Bewkes and Mrs. Alexander are "interested persons" of the Fund as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

ALL-AMERICAN TERM TRUST INC.

INDEPENDENT DIRECTORS


                                   Position(s)                 Principal Occupation(s) During Past 5 Years;
                                  Held with the                    Number of Portfolios in Fund Complex
                                 Fund; Length of                          Overseen by Director;
   Name, Address and Age           Time Served                     Other Directorships Held by Director
---------------------------   ---------------------   -------------------------------------------------------------
 Richard Q. Armstrong; 66     Director since 1995     Mr. Armstrong is chairman and principal of R.Q.A.
 R.Q.A. Enterprises                                   Enterprises (management consulting firm) (since April
 One Old Church Road                                  1991 and principal occupation since March 1995). He is
 Unit #6                                              also a director of AlFresh Beverages Canada, Inc. (a
 Greenwich, CT 06830                                  Canadian Beverage subsidiary of AlFresh Foods Inc.)
                                                      (since October 2000). Mr. Armstrong was chairman of the
                                                      board, chief executive officer and co-owner of Adirondack
                                                      Beverages (producer and distributor of soft drinks and
                                                      sparkling/still waters) (October 1993-March 1995). He was
                                                      a partner of The New England Consulting Group
                                                      (management consulting firm) (December 1992-September
                                                      1993). He was managing director of LVMH U.S. Corporation
                                                      (U.S. subsidiary of the French luxury goods conglomerate,
                                                      Louis Vuitton Moet Hennessey Corporation) (1987-1991)
                                                      and chairman of its wine and spirits subsidiary, Schieffelin
                                                      & Somerset Company (1987-1991). Mr. Armstrong is a
                                                      director or trustee of 22 investment companies (consisting of 46 portfolios) for which Brinson Advisors, UBS
                                                      PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

 David J. Beaubien; 67        Director since 2001     Mr. Beaubien is chairman of Yankee Environmental
 101 Industrial Road                                  Systems, Inc., a manufacturer of meteorological measuring
 Turners Falls, MA 01376                              systems. Prior to January 1991, he was senior vice
                                                      president of EG&G, Inc., a company which makes and
                                                      provides a variety of scientific and technically oriented
                                                      products and services. He is also director of IEC
                                                      Electronics, Inc., a manufacturer of electronic assemblies.
                                                      From 1985 to January 1995, Mr. Beaubien served as a
                                                      director or trustee on the boards of the Kidder, Peabody &
                                                      Co. Incorporated mutual funds. Mr. Beaubien is a director
                                                      or trustee of 22 investment companies (consisting of 46
                                                      portfolios) for which Brinson Advisors, UBS PaineWebber
                                                      or one of their affiliates serves as investment advisor,
                                                      sub-advisor or manager.


ALL-AMERICAN TERM TRUST INC.

INDEPENDENT DIRECTORS (CONTINUED)


                                       POSITION(S)                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                      HELD WITH THE                   NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                     FUND; LENGTH OF                          OVERSEEN BY DIRECTOR;
     NAME, ADDRESS AND AGE             TIME SERVED                    OTHER DIRECTORSHIPS HELD BY DIRECTOR
-------------------------------   ---------------------   ------------------------------------------------------------
 Richard R. Burt; 55              Director since 1995     Mr. Burt is chairman of Diligence LLC (international
 1275 Pennsylvania Ave., N.W.                             information and security firm) and IEP Advisors
 Washington, D.C. 20004                                   (international investments and consulting firm). He is also a director of Archer-Daniels-Midland Company
                                                          (agricultural commodities), Hollinger International
                                                          Company (publishing), six investment companies in the
                                                          Deutsche Bank family funds, nine investment companies in
                                                          the Flag Investors family of funds, The Central European
                                                          Fund, Inc. and The Germany Fund, Inc., director of IGT,
                                                          Inc. (provides technology to gaming and wagering
                                                          industry) (since July 1999) and chairman of Weirton Steel
                                                          Corp. (makes and finishes steel products) (since April
                                                          1996). From 1991-1994, he served as a partner of McKinsey
                                                          & Company (management consulting firm). He was the
                                                          chief negotiator in the Strategic Arms Reduction Talks
                                                          with the former Soviet Union (1989-1991) and the U.S.
                                                          Ambassador to the Federal Republic of Germany
                                                          (1985-1989). Mr. Burt is a director or trustee of 22
                                                          investment companies (consisting of 46 portfolios) for
                                                          which Brinson Advisors, UBS PaineWebber or one of their
                                                          affiliates serves as investment advisor, sub-advisor or
                                                          manager.

 Meyer Feldberg; 60               Director since 1996     Mr. Feldberg is Dean and Professor of Management of the
 Columbia University                                      Graduate School of Business, Columbia University. Prior to
 101 Uris Hall                                            1989, he was president of the Illinois Institute of
 New York, New York 10027                                 Technology. Dean Feldberg is also a director of Primedia
                                                          Inc. (publishing), Federated Department Stores, Inc.
                                                          (operator of department stores), Revlon, Inc. (cosmetics)
                                                          and Select Medical Inc. (healthcare services). Dean
                                                          Feldberg is a director or trustee of 34 investment
                                                          companies (consisting of 58 portfolios) for which Brinson
                                                          Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

 George W. Gowen; 72              Director since 1996     Mr. Gowen is a partner in the law firm of Dunnington,
 666 Third Avenue                                         Bartholow & Miller. Prior to May 1994, he was a partner in
 New York, New York 10017                                 the law firm of Fryer, Ross & Gowen. Mr. Gowen is a
                                                          director or trustee of 34 investment companies (consisting of 58 portfolios) for which Brinson Advisors, UBS
                                                          PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.


ALL-AMERICAN TERM TRUST INC.

                                         POSITION(S)                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                        HELD WITH THE                   NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                       FUND; LENGTH OF                          OVERSEEN BY DIRECTOR;
      NAME, ADDRESS AND AGE              TIME SERVED                    OTHER DIRECTORSHIPS HELD BY DIRECTOR
---------------------------------   ---------------------   ------------------------------------------------------------
 William W. Hewitt, Jr.**; 73       Director since 2001     Mr. Hewitt is retired. Since 1988, he has served as a
 c/o Brinson Advisors, Inc.                                 director or trustee on the boards of the Guardian Life
 51 West 52nd Street                                        Insurance Company mutual funds. From 1990 to January
 New York, New York                                         1995, Mr. Hewitt served as a director or trustee on the
 10019-6114                                                 boards of the Kidder, Peabody & Co. Incorporated mutual
                                                            funds. From 1986-1988, he was an executive vice president
                                                            and director of mutual funds, insurance and trust services of Shearson Lehman Brothers Inc. From 1978-1988, he was
                                                            president of Merrill Lynch Funds Distributor, Inc.
                                                            Mr. Hewitt is a director or trustee of 22 investment
                                                            companies (consisting of 46 portfolios) for which Brinson
                                                            Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

 Morton L. Janklow; 71              Director since 2001     Mr. Janklow is senior partner of Janklow & Nesbit
 445 Park Avenue                                            Associates, an international literary agency representing
 New York, New York 10022                                   leading authors in their relationships with publishers and motion picture, television and multi-media companies, and
                                                            of counsel to the law firm of Janklow & Ashley.
                                                            Mr. Janklow is a director or trustee of 22 investment
                                                            companies (consisting of 46 portfolios) for which Brinson
                                                            Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

 Frederic V. Malek; 65              Director since 1996     Mr. Malek is chairman of Thayer Capital Partners
 1455 Pennsylvania Avenue, N.W.                             (merchant bank) and chairman of Thayer Hotel Investors
 Suite 350                                                  III, Thayer Hotel Investors II and Lodging Opportunities
 Washington, D.C. 20004                                     Fund (hotel investment partnerships). From January 1992
                                                            to November 1992, he was campaign manager of
                                                            Bush-Quayle '92. From 1990 to 1992, he was vice chairman
                                                            and, from 1989 to 1990, he was president of Northwest
                                                            Airlines Inc. and NWA Inc. (holding company of Northwest
                                                            Airlines Inc.). Prior to 1989, he was employed by the
                                                            Marriott Corporation (hotels, restaurants, airline catering and contract feeding), where he most recently was an
                                                            executive vice president and president of Marriott Hotels
                                                            and Resorts. Mr. Malek is also a director of Aegis
                                                            Communications, Inc. (tele-services), American
                                                            Management Systems, Inc. (management consulting and
                                                            computer related services), Automatic Data Processing,
                                                            Inc. (computing services), CB Richard Ellis, Inc. (real
                                                            estate services), FFL Group, Inc. (electric services),
                                                            Classic Vacation Group (packaged vacations), Manor Care,
                                                            Inc. (health care), and Northwest Airlines Inc. Mr. Malek
                                                            is a director or trustee of 22 investment companies
                                                            (consisting of 46 portfolios) for which Brinson Advisors,
                                                            UBS PaineWebber or one of their affiliates serves as
                                                            investment advisor, sub-advisor or manager.


ALL-AMERICAN TERM TRUST INC.

INDEPENDENT DIRECTORS (CONCLUDED)


                                     POSITION(S)                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                    HELD WITH THE                   NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                   FUND; LENGTH OF                          OVERSEEN BY DIRECTOR;
    NAME, ADDRESS AND AGE            TIME SERVED                    OTHER DIRECTORSHIPS HELD BY DIRECTOR
-----------------------------   ---------------------   ------------------------------------------------------------
 Carl W. Schafer; 66            Director since 1996     Mr. Schafer is president of the Atlantic Foundation
 66 Witherspoon Street                                  (charitable foundation). He is a director of Labor Ready,
 #1100                                                  Inc. (temporary employment), Roadway Express, Inc.
 Princeton, NJ 08542                                    (trucking), The Guardian Group of Mutual Funds, the
                                                        Harding, Loevner Funds, E.I.I. Realty Trust (investment
                                                        company), Electronic Clearing House, Inc. (financial
                                                        transactions processing), Frontier Oil Corporation and
                                                        Nutraceutix, Inc. (biotechnology company). Prior to
                                                        January 1993, he was chairman of the Investment Advisory
                                                        Committee of the Howard Hughes Medical Institute. Mr.
                                                        Schafer is a director or trustee of 22 investment companies
                                                        (consisting of 46 portfolios) for which Brinson Advisors,
                                                        UBS PaineWebber or one of their affiliates serves as
                                                        investment advisor, sub-advisor or manager.

 William D. White; 68           Director since 2001     Mr. White is retired. From February 1989 through March
 P.O. Box 199                                           1994, he was president of the National League of
 Upper Black Eddy, PA 18972                             Professional Baseball Clubs. Prior to 1989, he was a
                                                        television sportscaster for WPIX-TV, New York. Mr. White
                                                        served on the Board of Directors of Centel from 1989 to
                                                        1993 and until recently on the board of directors of
                                                        Jefferson Banks Incorporated, Philadelphia, PA. Mr. White
                                                        is a director or trustee of 22 investment companies
                                                        (consisting of 46 portfolios) for which Brinson Advisors,
                                                        UBS PaineWebber or one of their affiliates serves as
                                                        investment advisor, sub-advisor or manager.

ALL-AMERICAN TERM TRUST INC.

OFFICERS


                                   POSITION(S)                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                  HELD WITH THE                   NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                 FUND; LENGTH OF                          OVERSEEN BY OFFICER;
   NAME, ADDRESS AND AGE           TIME SERVED                    OTHER DIRECTORSHIPS HELD BY OFFICER
--------------------------   ----------------------   -----------------------------------------------------------
 T. Kirkham Barneby*; 55     Vice President since     Mr. Barneby is a managing director and chief investment
                                     2000             officer-quantitative investments of Brinson Advisors. Mr.
                                                      Barneby is a vice president of nine investment companies
                                                      (consisting of 12 portfolios) for which Brinson Advisors,
                                                      UBS PaineWebber or one of their affiliates serves as
                                                      investment advisor, sub-advisor or manager.

 Thomas Disbrow***; 36        Vice President and      Mr. Disbrow is a director and a senior manager of the
                              Assistant Treasurer     mutual fund finance department of Brinson Advisors. Prior
                                  since 2000          to November 1999, he was a vice president of Zweig/Glaser
                                                      Advisers. Mr. Disbrow is a vice president and assistant
                                                      treasurer of 22 investment companies (consisting of 46
                                                      portfolios) for which Brinson Advisors, UBS PaineWebber
                                                      or one of their affiliates serves as investment advisor,
                                                      sub-advisor or manager.

 Amy R. Doberman*; 40         Vice President and      Ms. Doberman is a managing director and general counsel
                             Secretary since 2000     of Brinson Advisors. From December 1997 through July
                                                      2000, she was general counsel of Aeltus Investment
                                                      Management, Inc. Prior to working at Aeltus, Ms.
                                                      Doberman was a Division of Investment Management
                                                      Assistant Chief Counsel at the SEC. Ms. Doberman is
                                                      secretary of Brinson Supplementary Trust and a vice
                                                      president and secretary of 24 investment companies
                                                      (consisting of 85 portfolios) for which Brinson Advisors,
                                                      Brinson Partners, UBS PaineWebber or one of their
                                                      affiliates serves as investment advisor, sub-advisor or
                                                      manager.

 Kevin J. Mahoney***; 36      Vice President and      Mr. Mahoney is a director and a senior manager of the
                              Assistant Treasurer     mutual fund finance department of Brinson Advisors. From
                                  since 1999          August 1996 through March 1999, he was the manager of
                                                      the mutual fund internal control group of Salomon Smith
                                                      Barney. Mr. Mahoney is a vice president and assistant
                                                      treasurer of 22 investment companies (consisting of 46
                                                      portfolios) for which Brinson Advisors, UBS PaineWebber
                                                      or one of their affiliates serves as investment advisor,
                                                      sub-advisor or manager.

 John Penicook ****; 44      Vice President since     Mr. Penicook is a managing director and head of fixed
                                     2002             income of Brinson Partners. Mr. Penicook is a vice
                                                      president of five investment companies (consisting of five portfolios) for which Brinson Advisors, UBS PaineWebber
                                                      or one of their affiliates serves as investment advisor,
                                                      sub-advisor or manager.


ALL-AMERICAN TERM TRUST INC.

SUPPLEMENTAL INFORMATION (UNAUDITED) (CONCLUDED)

OFFICERS (CONCLUDED)


                                   POSITION(S)                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                  HELD WITH THE                    NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                 FUND; LENGTH OF                           OVERSEEN BY OFFICER;
   NAME, ADDRESS AND AGE           TIME SERVED                     OTHER DIRECTORSHIPS HELD BY OFFICER
--------------------------   ----------------------   -------------------------------------------------------------
 Emil Polito*; 41            Vice President since     Mr. Polito is an executive director and head of investment
                                     2001             support and mutual fund services of Brinson Advisors.
                                                      From July 2000 to October 2000, he was a senior manager
                                                      of investment systems at Dreyfus Corp. Prior to July 2000,
                                                      Mr. Polito was a senior vice president and director of
                                                      operations and control for Brinson Advisors. Mr. Polito is a vice president of 22 investment companies (consisting of
                                                      46 portfolios) for which Brinson Advisors, UBS
                                                      PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

 Paul H. Schubert***; 39      Vice President and      Mr. Schubert is an executive director and head of the
                             Treasurer since 1994     mutual fund finance department of Brinson Advisors. Mr.
                                                      Schubert is treasurer and principal accounting officer of
                                                      Brinson Supplementary Trust and of two investment
                                                      companies (consisting of 39 portfolios) and a vice
                                                      president and treasurer of 22 investment companies
                                                      (consisting of 46 portfolios) for which Brinson Advisors,
                                                      Brinson Partners, UBS PaineWebber or one of their
                                                      affiliates serves as investment advisor, sub-advisor or
                                                      manager.

 Brian M. Storms*; 47           President since       Mr. Storms is chief operating officer (since September
                                     2000             2001) and president of Brinson Adsvisors (since March
                                                      1999). Mr. Storms was chief executive officer of Brinson
                                                      Advisors from October 2000 to September 2001. He was
                                                      president of Prudential Investments (1996-1999). Prior to
                                                      joining Prudential Investments he was a managing director
                                                      at Fidelity Investments. Mr. Storms is president and
                                                      trustee of Brinson Supplementary Trust and of two
                                                      investment companies (consisting of 39 portfolios) and
                                                      president of 22 investment companies (consisting of 46
                                                      portfolios) for which Brinson Advisors, Brinson Partners,
                                                      UBS PaineWebber or one of their affiliates serves as
                                                      investment advisor, sub-advisor or manager.

 Keith A. Weller*; 40         Vice President and      Mr. Weller is a director and senior associate general
                              Assistant Secretary     counsel of Brinson Advisors. Mr. Weller is a vice president
                                  since 1995          and assistant secretary of 22 investment companies
                                                      (consisting of 46 portfolios) for which Brinson Advisors,
                                                      UBS PaineWebber or one of their affiliates serves as
                                                      investment advisor, sub-advisor or manager.

---------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
**    Address for mailing purposes only.
*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.
**** This person's business address is 209 South LaSalle Street, Chicago, Illinois 60604-1295.

--------------------------------------------------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.           George W. Gowen
Chairman                         William W. Hewitt, Jr.
                                 Morton L. Janklow
Margo N. Alexander               Frederic V. Malek
Richard Q. Armstrong             Carl W. Schafer
David J. Beaubien                William D. White
Richard R. Burt
Meyer Feldberg

PRINCIPAL OFFICERS

Brian M. Storms                  Paul H. Schubert
President                        Vice President and Treasurer

Amy R. Doberman
Vice President and Secretary


INVESTMENT MANAGER AND
ADMINISTRATOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114


SUBADVISOR

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109-1809


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

                                                  ALL-AMERICAN
                                                  TERM TRUST INC.
                                                  -----------------------------
                                                  JANUARY 31, 2002




                                                  ANNUAL REPORT